Exhibit 99.1

1 Amarantus BioScience , Inc. 675 Almanor Ave Sunnyvale CA 94085 OTCQB : AMBS info@amarantus.com 408 - 737 - 2734 ONEMED FORUM 2013 PRESENTATION

2 SAFE HARBOR This presentation contains “forward - looking statements” within the meaning of the “safe - harbor” provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future international, national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products and services, marketing existing products and services, customer acceptance of existing and new products and services and other factors. Accordingly, although the Company believes that the expectations reflected in such forward looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward - looking information contained in this presentation.

INVESTMENT HIGHLIGHTS

Parkinson's

- **$3B+ Market,** growing 8.6% CAGR according to Datamonitor
- **6M+ Parkinson's disease (PD) Patients Worldwide**
- Incidence estimated to double by 2032
- No marketed disease modifying treatments

Amarantus

- **MANF: Anti-apoptotic Therapeutic Protein**
  - PD disease-modifying treatment
  - Other Apoptosis-related applications
- **Diagnostic Blood Tests**
  - NuroPro: PD early-stage diagnostic, other applications
  - LymPro: Alzeimers disease (AD) early-stage diagnostic

3

1. Dopaminergic neuron (DA) cell bodies degenerate in the substantia nigra ( SNc ) 2. SNc degeneration leads to retraction of DA terminals from the Striatum 3. Loss of Striatum innervation decreases dopamine, resulting in PD symptoms 4. Current approved drugs focus on replacing dopamine in Striatum Basal Ganglia Circuit SNc 4 STRIATUM: BROKEN CIRCUIT IN PD

Results compare GDNF and MANF when 10ug of each was delivered to the SNc in neurorestoration rat model of PD. 5 STRIATUM REINNERVATION CRITICAL GDNF MANF Behavioral Recovery NO YES Reinnervates Striatum NO YES Increases dopamine concentrations in Striatum NO YES

RAT PD MODEL: 6-OHDA STUDY DESIGN


MANF
or
GDNF
6-OHDA
Amp
Amp
Amp
0
1
2
3
4
5
6
Rot
Rot
Rot

1. Rodents lesioned with 6-OHDA on one side of their brain at t = 0
2. Behaviour tested for baseline at t = 1 week
   - DA neurons begin to die within 7 days of lesion if left untreated
   - Model mimics later stage PD - fewer DA terminals to control movement
3. Vehicle, MANF (3µg, 10µg or 36µg) or GDNF (10µg) injected at t = 2 weeks
4. Behavior tested for drug effect at t = 4 weeks (2 weeks post-treatment)
5. Behavior tested for drug effect at t = 6 weeks (4 weeks post-treatment)
6. Rats sacrificed at t = 6 weeks to evaluate stereology, densitometry and neurochemistry analysis

7 Substantia Nigra Stereology Data VEH 6-OHDA 6-OHDA 6-OHDA 6-OHDA 6-OHDA VEH VEH MANF-3 MANF-10 MANF-36 GDNF-10 DA Neurons/Nigra ± SEM (N=6) 0 5000 10000 15000 20000 25000 30000 35000 CON LES RAT PD MODEL IS PROPERLY CONTROLLED • This animal model functions properly: » Number of DA in the SNc is consistent across untreated and treated groups (internal control of the model) » Model designed to evaluate recovery of remaining injured DA, thus mimicking later - stage PD Experiment completed at University of St. Louis Medical School

* -200 -100 0 100 200 300 400 500 600 700 veh/veh 6-ohda/veh 3ug 10ug 36ug GDNF Total net ipsi rotations Treatment Restoration 1wk post… * Blue Control Red 2 Weeks post - treatment Yellow 4 Weeks post treatment 8 BEHAVIOR: REDUCE ROTATIONS MANF significantly reduces behavioral deficits whereas GDNF does not N = 12 MANF MANF MANF Experiment completed at UCLA Medical School

9 DA PROJECT FROM SNc to SRIATUM SNc Striatum DA Neurons project from the SNc into the Striatum SNc Striatum We measured striatum innervation at 4 locations in striatum at increasing distance away from the SNc Son

10 Tyrosine Hydroxylase Densitometry Data: Striatum VEH 6-OHDA 6-OHDA 6-OHDA 6-OHDA 6-OHDA VEH VEH MANF-3 MANF-10 MANF-36 GDNF Densitometry Units ± SEM (N=6) 0 20 40 60 80 100 120 CON LES DENSITOMETRY: DA TERMINALS IN STRIATUM MANF increases density of DA terminals in Striatum whereas GDNF does not + 1 4.4% - 9.9% N = 6 Experiment completed at Neuroscience Associates

11 DENSITOMETRY: DA TERMINALS IN STRIATUM CONTROL 6 - OHDA GDNF 10 µ g MANF 36 µ g MANF 10 µ g MANF 3 µ g 1 2 3 4 Experiment completed at Neuroscience Associates

NEUROCHEMISTRY: STRIATAL DOPAMINE

MANF increases concentration of dopamine in the striatum whereas GDNF does not (preliminary evidence)


DA (% Unlesioned Control) ± SEM (N=2-6)
160
140
120
100
80
60
40
20
0
VEH VEH
6-OHDA VEH
6-OHDA MANF-3
6-OHDA MANF-10
6-OHDA MANF-36
6-OHDA GDNF-10

Experiment completed at PharmaNet (Princeton, NJ)

13 MANF: ENCOURAGING DATA FOR PD MANF 1. Reinnervates the striatum 2. Produces behavioral recovery 3. Increases dopamine concentration in the striatum 4. Improves protein folding 5. Reduces intracellular calcium Conclusion: ▪ MANF 10µg appears to have the best profile of activity in this model ▪ MANF is a potentially promising disease - modifying drug candidate for the treatment of PD with potential benefits over GDNF

MANF: BEYOND PARKINSON'S

- **Breakthrough Biology**
  - Autocrine and paracrine cellular roles
  - Upregulation / secretion in response to stress
  - Neurorestoration
  - Corrects Protein Mis-folding
  - Regulates Intracellular Calcium
  - Reduces Apoptosis

- **Other Applications:**
  - Cardiovascular Disease
  - Traumatic Brain Injury
  - Stroke
  - Orphan diseases under evaluation


C-Terminal
Protein folding
α7
α2
α3
α1
α6
3_{10}
α4
α5
N-Terminal

Lindholm and Saarma, DevNeurobiol (2010)

14